UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

scPharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38293	46-5184075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2400 District Avenue, Suite 310
Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 517-0730

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of scPharmaceuticals Inc. (the “Company”) was held on June 14, 2022. Proxies were solicited pursuant to the Company’s proxy statement filed on April 28, 2022 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 27,371,488. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 17,638,071, representing 64.44% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect three Class II directors to the Company’s Board of Directors (the “Board”), each to hold office until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal, and (ii) to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results reported below are final.

Proposal 1 – Election of Directors

Mette Kirstine Agger, Minnie Baylor-Henry and William T. Abraham, M.D. were duly elected to the Company’s Board as Class II directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Mette Kirstine Agger	13,574,227	89.96%	1,515,742	10.04%	2,548,102
Minnie Baylor-Henry	13,575,940	89.97%	1,514,029	10.03%	2,548,102
William T. Abraham, M.D.	13,578,546	89.98%	1,511,423	10.02%	2,548,102

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN
NUMBER	16,647,774	987,788	2,509
PERCENTAGE OF VOTED	94.39%	5.60%	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2022	SCPHARMACEUTICALS INC.

	By:	/s/ John H. Tucker
		Name:	John H. Tucker
		Title:	President, Chief Executive Officer, Principal Financial Officer and Principal Executive Officer